UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 25, 2017

KIMCO REALTY CORPORATION

 (Exact Name of registrant as specified in its charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 New Hyde Park Road Suite 100 New Hyde Park, NY	11042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of stockholders was held on April 25, 2017. The Company previously filed with the Securities and Exchange Commission the 2017 proxy statement and related materials pertaining to this meeting. On the record date of March 6, 2017, there were 425,634,620 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) outstanding and eligible to vote.

Proposal 1: Election of Directors

Elected the following nine nominees to the Board of Directors to serve as directors until the next annual meeting of stockholders and until their respective successors are elected and qualify.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Milton Cooper	358,603,135	5,739,726	1,315,131	22,252,250
Philip E. Coviello	363,220,360	2,246,951	190,681	22,252,250
Richard G. Dooley	306,393,919	59,017,903	246,170	22,252,250
Conor C. Flynn	363,039,074	2,424,776	194,142	22,252,250
Joe Grills	329,132,835	36,326,552	198,605	22,252,250
Frank Lourenso	330,584,157	34,868,604	205,231	22,252,250
Colombe M. Nicholas	362,954,653	2,506,853	196,486	22,252,250
Mary Hogan Preusse	363,502,546	1,970,254	185,192	22,252,250
Richard B. Saltzman	270,177,369	95,280,792	199,831	22,252,250

Proposal 2: Advisory Resolution to Approve the Compensation of our Named Executive Officers

Approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis and the accompanying tables in our 2017 proxy statement. There were 344,824,695 votes for the proposal; 20,326,488 votes against the proposal; 506,809 abstentions; and 22,252,250 broker non-votes.

Proposal 3: Advisory Vote on the Frequency of Future Say-on-Pay Votes

Approved, on an advisory basis, a frequency of every year for future advisory votes to approve the Company’s executive compensation (“Say-on-Pay”). There were 312,734,230 votes cast for a frequency of every year; 288,467 votes cast for a frequency of every two years; 52,202,020 votes cast for a frequency of every three years; 433,275 abstentions; and 22,252,250 broker non-votes.

Based on these results, the Board of Directors has determined that the Company will hold Say-on-Pay votes every year, until the next required advisory vote on the frequency of Say-on-Pay votes.

Proposal 4: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2017. There were 383,230,395 votes for the appointment; 4,304,401 votes against the appointment; 375,446 abstentions; and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: April 27, 2017	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer